Exhibit 99.1

CASE NAME: CANAL CORPORATION	ACCRUAL BASIS
CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660
JUDGE: DOUGLAS O. TICE JR.

UNITED STATES BANKRUPTCY COURT

EASTERN DISTRICT OF VIRGINIA

RICHMOND DIVISION

MONTHLY OPERATING REPORT

MONTH ENDING: December 6, 2010 To December 31, 2010

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7A) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/S/ J.P. CAUSEY JR.	EXECUTIVE VICE PRESIDENT
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE

J.P. CAUSEY JR.	JANUARY 24, 2011
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:

/S/ KATHRYN L. TYLER	CONTROLLER
ORIGINAL SIGNATURE OF PREPARER	TITLE

KATHRYN L. TYLER	JANUARY 24, 2011
PRINTED NAME OF PREPARER	DATE

CASE NAME: CANAL CORPORATION	ACCRUAL BASIS-1

CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660

BALANCE SHEET

	11/7/2010	12/5/2010	12/31/2010
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$7,185,684	$7,000,361	$6,902,336
Accounts receivable [1]	1,561,429	1,561,429	1,561,429
Inventories	—	—	—
Prepaid expenses and other current assets	36,008	26,240	16,473
Income taxes receivable	2,634,783	—	—

TOTAL CURRENT ASSETS	11,417,904	8,588,030	8,480,238

Gross property, plant and equipment:	—	—	—
Less accumulated depreciation	—	—	—

Net property, plant and equipment	—	—	—

Investment	1,914,682	1,870,485	1,845,122
Net Intercompany receivable	—	—	—
Other assets	27,798,182	23,606,978	23,606,978

TOTAL ASSETS	41,130,768	34,065,493	33,932,338

CURRENT LIABILITIES
Accounts payable	30,753	—	24,169
Accrued expenses	178,470	181,419	188,022

TOTAL CURRENT LIABILITIES	209,223	181,419	212,191

LIABILITIES NOT SUBJECT TO COMPROMISE	209,223	181,419	212,191

LIABILITIES SUBJECT TO COMPROMISE[2]	420,181,699	396,825,853	396,781,204

STOCKHOLDERS’ EQUITY
Common stock	20,238,486	20,238,486	20,238,486
Additional paid-in capital	98,740,698	98,740,698	98,740,698
Accumulated other comprehensive income (loss)	(2,484,470)	(2,484,470)	(2,484,470)
Retained earnings	(495,754,868)	(479,436,493)	(479,555,771)

TOTAL STOCKHOLDERS’ EQUITY	(379,260,154)	(362,941,779)	(363,061,057)

TOTAL LIABILITIES AND STOCKHOLDERS EQUITY	$41,130,768	$34,065,493	$33,932,338

1.	Accounts receivable represents non trade receivables, deposits, advances and other miscellaneous receivables
2.	Beginning with the period ended 3/7/2010 the company is no longer accruing interest on its pre-petition debt. In addition, pre-petition debt denominated in foreign currencies is no longer being revalued for changes in foreign exchange rates.

Pre-petition debt and accrued interest in GBP is valued at 1.5667 GBP to 1 USD and Pre-petition debt and accrued interest in Euros is valued at 1.3683 Euro to 1 USD.

CASE NAME: CANAL CORPORATION	ACCRUAL BASIS-2

CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660

INCOME STATEMENT

	11/7/2010	12/5/2010	12/31/2010
Net sales	$—	$—	$—
Cost of products sold	—	—	—
Selling, general and administrative expenses	63,763	38,233	54,119
Gain (loss) on foreign currency translation[1]	—	—	—
Other income (loss), net	—	—	—

Operating loss	(63,763)	(38,233)	(54,119)

Loss on divestiture	—	—	—
Reorganization costs and other financing costs	100,800	(16,359,166)	58,470
Interest expense, net[1]	(2,191)	(2,392)	(2,020)

Loss from continuing operations	(162,372)	16,323,325	(110,569)

Intercompany income, net	—	—	—

Loss from continuing operations before taxes	(162,372)	16,323,325	(110,569)

Tax expense	3,277	—	—

Loss before discontinued operations	(165,649)	16,323,325	(110,569)

Loss (income) from discontinued operations, net of tax	162,307	4,950	8,709

Net (loss) income	$(327,956)	$16,318,375	$(119,278)

1.	Beginning with the period ended 3/7/2010 the company is no longer accruing interest on its pre-petition debt. In addition, pre-petition debt denominated in foreign currencies is no longer being revalued for changes in foreign exchange rates.

CASE NAME: CANAL CORPORATION	ACCRUAL BASIS-3

CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660

CASH RECEIPTS AND DISBURSEMENTS

	11/7/2010	12/5/2010	12/31/2010
Operating activities:
Net loss	$7,919,965	$24,238,273	$24,118,995
Depreciation and amortization	—	—	—

Changes in operating assets and liabilities, net of acquisitions and dispositions:
Accounts receivable, net	433,598	433,598	433,598
Inventories	—	—	—
Other assets	(36,008)	2,608,543	2,618,310
Accounts payable and accrued expenses	(639,469)	(666,930)	(636,158)
Income taxes payable	1,525,582	(21,722,689)	(21,722,689)
Loss on divestiture	—	—	—
Loss on sale of fixed assets	—	—	—
Other	(11,248,326)	(7,120,775)	(7,140,062)

Net cash provided by operating activities	(2,044,658)	(2,229,981)	(2,328,006)

Investing activities:
Purchases of property, plant and equipment	—	—	—
Divestitures	—	—	—
Proceeds from sales of property, plant and equipment	—	—	—
Other	—	—	—

Net cash (used in) provided by investing activities	—	—	—

Financing activities:
Net borrowings on credit lines	—	—	—
Payments on long-term debt	—	—	—
Proceeds from long-term debt	—	—	—
Intercompany	—	—	—
Other	—	—	—

Net cash provided by (used in) financing activities	—	—	—

Effect of foreign exchange rate changes on cash and cash equivalents	—	—	—

Increase (decrease) in cash and cash equivalents	(2,044,658)	(2,229,981)	(2,328,006)

Cash and cash equivalents at beginning of Year	9,230,342	9,230,342	9,230,342

Cash and cash equivalents at end of Period	$7,185,684	$7,000,361	$6,902,336

CASE NAME: CANAL CORPORATION	ACCRUAL BASIS-4

CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660

ACCOUNTS RECEIVABLE AGING[1]		SCHEDULE AMOUNT	MONTH	MONTH	MONTH
1.	0-30		$—	$—	$—
2.	31-60		—	—	—
3.	61-90		—	—	—
4.	91+		—	—	—
5.	TOTAL ACCOUNTS RECEIVABLE		$—	$—	$—
6.	AMOUNT CONSIDERED UNCOLLECTIBLE
7.	ACCOUNTS RECEIVABLE (NET)		$—	$—	$—

1.	Does not include deposits/advances which are included in the balance sheet and miscellaneous receivables not recorded under the AR sub ledger.

Following the sale on 4/30/2009 the debtors have no trade receivables.

AGING OF POSTPETITION TAXES AND PAYABLES				MONTH:	12/6/10-12/31/10

TAXES PAYABLE		0-30 DAYS	31-60 DAYS	61-90 DAYS	91+ DAYS	TOTAL
1.	FEDERAL	$—	$—	$—	$—	$—
2.	STATE	—	—	—	—	—
3.	LOCAL	—	—	—	—	—
4.	OTHER (ATTACH LIST)	—	—	—	—	—
5.	TOTAL TAXES PAYABLE	$—	$—	$—	$—	$—

6.	ACCOUNTS PAYABLE	$24,169	$—	$—	$—	$24,169

STATUS OF POSTPETITION TAXES				MONTH: 12/6/10-12/31/10

		BEGINNING TAX LIABILITY*	AMOUNT WITHHELD AND/ 0R ACCRUED	AMOUNT PAID	ENDING TAX LIABILITY
FEDERAL
1.	WITHHOLDING**	$—	$—	$—	—
2.	FICA-EMPLOYEE**	—	—	—	—
3.	FICA-EMPLOYER**	—	—	—	—
4.	UNEMPLOYMENT	—	—	—	—
5.	INCOME	—	—	—	—
6.	OTHER (ATTACH LIST) franchise taxes	—	—	—	—
7.	TOTAL FEDERAL TAXES	$—	$—	$0	$—
STATE AND LOCAL
8.	WITHHOLDING	$—	$—	$—	—
9.	SALES	—	—	—	—
10.	EXCISE	—	—	—	—
11.	UNEMPLOYMENT	—	—	—	—
12.	REAL PROPERTY	—	—	—	—
13.	PERSONAL PROPERTY	—	—	—	—
14.	OTHER	—	—	—	—
15.	TOTAL STATE & LOCAL	$—	$—	$—	$—
16.	TOTAL TAXES	$—	$—	$—	$—

*	The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
**	Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

CASE NAME: CANAL CORPORATION	ACCRUAL BASIS-5

CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651,
08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

						MONTH:	12/6/10-12/31/10

BANK RECONCILIATIONS

A. BANK:		Wachovia	Wachovia	Wachovia	Wachovia	Wachovia	Wachovia
B. ACCOUNT NUMBER:		2000044344937	2000044344953	2000049760707	2000042096355	2000042096368	2000028428497	TOTAL
C. PURPOSE (TYPE):		Money Market	Money Market	Money Market	Deposit/Wdrwl	Deposit/Wdrwl	Deposit/Wdrwl
1.	BALANCE PER BANK STATEMENT	$4,773,285	$1,165,868	$682,086	$43,381	$260,926	$5,617	$6,931,163
2.	ADD: TOTAL DEPOSITS NOT CREDITED				—			—
3.	SUBTRACT: OUTSTANDING CHECKS			(19,287)	(9,916)			(29,202)
4.	OTHER RECONCILING ITEMS				—			—
5.	MONTH END BALANCE PER BOOKS	4,773,285	1,165,868	662,799	33,465	260,926	5,617	6,901,961
6.	NUMBER OF LAST CHECK WRITTEN	N/A	N/A	N/A	N/A	N/A	N/A	N/A

INVESTMENT ACCOUNTS

BANK, ACCOUNT NAME & NUMBER					DATE OF PURCHASE	TYPE OF INSTRUMENT	PURCHASE PRICE	CURRENT VALUE
7.
8.
9.
10.
11.	TOTAL INVESTMENTS							—

CASH

12.	CURRENCY ON HAND							$375

13.	TOTAL CASH - END OF MONTH							$6,902,336

CASE NAME: CANAL CORPORATION	ACCRUAL BASIS-6

CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660	MONTH: 12/6/10-12/31/10

PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSIDERS

NAME	TYPE OF PAYMENT	AMOUNT PAID	TOTAL PAID TO DATE
1.	See Appendix A
2.
3.
4.
5.
6. TOTAL PAYMENTS TO INSIDERS		$—	$—

PROFESSIONALS

NAME	DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID *
1. Alvarez & Marsal				$638,301
2. FTI Consulting				61,845
3. Goldman Sachs				4,142,218
4. Gordian Group LLC				482,214
5. Greenberg Traurig, LLP	12/22/2010	6,252	6,252	1,172,025	6,000
6. Hammonds				122,338
7. Hunton & Williams	12/11/2010	41,915	41,915	2,473,907	130,322
8. Ivins, Phillips, & Barker			8,709	1,151,717	—
9. Kekst & Company				7,513
10. Kurtzman Carson Consultants				536,395	—
11. Lowenstein & Sandler PC				25,176	1,327
12. Tavenner & Beran				54,920	21,000
13. Quarles & Brady **	12/23/2010	110,168	19,287	3,139,240	228,202
TOTAL PAYMENTS TO PROFESSIONALS		$158,335	$76,163	$14,007,808	$386,851

*	INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED. INCURRED FEES ARE MANAGEMENT ESTIMATES.
**	Remainder of amount approved but not paid to be paid by insurance

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

NAME OF CREDITOR	SCHEDULED MONTHLY PAYMENTS DUE	AMOUNTS PAID DURING MONTH	TOTAL UNPAID POSTPETITION
2. James Center Property LLC	3,000	3,000	—
3. Ikon Leasing	838	838	—
3. Lanier Parking Solutions	130	130	—
TOTAL	$3,968	$3,968	$—

CASE NAME: CANAL CORPORATION	APPENDIX A

CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660

PAYMENTS TO INSIDERS AND PROFESSIONALS

MONTH: 12/6/10-12/31/10

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSIDERS

	NAME	TYPE OF PAYMENT	October Amount Paid	November Amount Paid	December Amount Paid	TOTAL PAID TO DATE
1.	Alvarez & Marsal	Professional	$—	$—	$—	638,301
2.	Buchan, Brian J	BOD Fees	—	—	—	14,494
3.	Causey Jr, John Paul	Payroll	—	—	—	328,497
4.	Causey Jr, John Paul	Expense Reimb	724	370	—	11,101
5.	Causey Jr, John Paul	Professional	27,390	13,380	—	98,100
6.	Decaluwe, Rafael C	BOD Fees	—	—	—	30,365
7.	Fell, Sir David	BOD Fees	1,260	—	—	145,714
8.	Formacek, Candace C.	Payroll	—	—	—	69,375
9.	Formacek, Candace C.	Expense Reimb	—	—	—	2,905
10.	Fowden, Jerry	BOD Fees	—	—	—	10,705
11.	FTI Consulting	Professional	—	—	—	61,845
12.	Goldman Sachs	Professional	—	—	—	4,142,218
13.	Gordian Group	Professional	—	—	—	482,214
14.	Greenberg Traurig	Professional	—	—	6,252	1,172,025
15.	Hammonds LLP	Professional	—	—	—	122,338
16.	Hellyar, Mary Jane	BOD Fees	—	—	—	18,071
17.	Henderson, Thomas	Expense Reimb	—	—	—	9,658
18.	Henderson, Thomas M	Payroll	—	—	—	75,000
19.	Henfling, Robin	Payroll	—	—	—	94,386
20.	Henfling, Robin	Expense Reimb	—	—	—	8,231
21.	Hockett, Vincent W.	Payroll	—	—	—	99,375
22.	Hockett, Vincent W.	Expense Reimb	—	—	—	2,455
23.	Hunton & Williams LLP	Professional	—	62,909	41,915	2,473,907
24.	Ivins, Phillips & Baker	Professional	2,194	11,804	8,709	1,151,717
25.	Kekst & Company	Professional	—	—	—	7,513
26.	Kohut, Andrew J	Payroll	—	—	—	211,993
27.	Kohut, Andrew J	Expense Reimb	—	—	—	1,189
28.	Kohut, Andrew J	BOD Fees	1,800	—	—	34,450
29.	Lowenstein Sandler PC	Professional	Lowenstein & Sandler PC	—	—	25,176
30.	Kurtzman Carson Consultants	Professional	—	19,356	—	536,395
31.	McKeough, John	Expense Reimb	—	—	—	16,030
32.	Mckeough, John P.	Payroll	—	—	—	66,298
33.	Mostrom, Joel K.	Payroll	—	—	—	128,244
34.	Mostrom, Joel K.	Expense Reimb	—	—	—	1,862
35.	Naftzger, Christopher	Payroll	—	—	—	77,076
36.	Naftzger, Christopher	Expense Reimb	—	—	—	2,671
37.	Petit, Henri	BOD Fees	1,260	—	—	43,595
38.	Quarles & Brady	Professional	—	63,721	19,287	3,139,240
39.	Rosenblum, DR. John W.	BOD Fees	—	—	—	69,050
40.	Swade, Terry A.	Payroll	—	—	—	38,625
41.	Swade, Terry A.	Expense Reimb	—	—	—	490
42.	Tavenner & Beran	Professional	—	—	—	54,920
43.	Thelander, Beverly L.	BOD Fees / Exp	1,800	—	—	75,673
44.	Turley, Troy	Expense Reimb	—	—	—	11,302
45.	Turley, Troy L.	Payroll	—	—	—	60,553
46.	Winter, David A	Payroll	—	—	—	72,402
47.	Winter, David A	Expense Reimb	—	—	—	251
	TOTAL PAYMENTS TO INSIDERS		$36,428	$171,540	$76,163	$15,937,995

CASE NAME: CANAL CORPORATION	ACCRUAL BASIS-7

CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660	MONTH: 12/6/10-12/31/10

QUESTIONNAIRE

		YES	NO
1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?		X
2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?		X
3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?		X
4.	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?		X
5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?		X
6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		X
7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?		X
8.	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		X
9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?		X
10.	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?		X
11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?		X
12.	ARE ANY WAGE PAYMENTS PAST DUE?		X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “YES,” PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

CASE NAME: CHESAPEAKE CORPORATION	ACCRUAL BASIS-7a

CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660	MONTH: 12/6/10-12/31/10

INSURANCE

	YES	NO
1. ARE WORKER’S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?	X

2. ARE ALL PREMIUM PAYMENTS PAID CURRENT?	X

3. PLEASE ITEMIZE POLICIES BELOW.

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “NO,” OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

MONTH ENDING: December 6, 2010 To December 31, 2010

INSURANCE SCHEDULE

Type	Carrier/Agent	Period Covered	Payment Amount	Frequency
General Liability	Century Surety Company	4/24/10-4/24/11	$987	Paid at Inception

Umbrella Liability	Century Surety Company	4/24/10-4/24/11	$4,357	Paid at Inception

Commercial Property	The Harford	4/24/10-4/24/11	$6,392	Paid at Inception

Primary Directors & Officers Liability Insurance	National Union Fire Insurance Company of Pittsburgh (AIG)	1/1/11 - 7/1/11	$25,000	To be paid upon receipt of invoice

Excess Directors and Officers Liability	Ace American Insurance Company	1/1/11 - 7/1/11	$12,500	To be paid upon receipt of invoice

Directors and Officers Liability Excess DIC Policy	Ace American Insurance Company	1/1/11 - 7/1/11	$10,000	To be paid upon receipt of invoice

Employed Lawyers Liability (policy period ammendment)	Chartis Specialty Insurance Company	1/1/11 - 7/1/11	$8,537	To be paid upon receipt of invoice

US Workers Compensation	Twin City Fire Insurance Company	5/1/10-5/1/11	$1,052	Paid at Inception

Natural Resources Liability and Clean-Up	American International Specialty Lines Insurance Company	12/31/00 - 12/31/20	$6,500,000	Paid at Inception

CASE NAME: CANAL CORPORATION	APPENDIX B

CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651,

                                    08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660

SCHEDULE OF AUTHORIZED FOX RIVER EXPENSES PAID FROM FOX RIVER EXPENSE ACCOUNT

DISBURSEMENTS MADE THROUGH DECEMBER 31, 2010

	NAME	DATE	AMOUNT
1.	Latham & Watkins	1/20/2010	$175,000
2.	Quarles & Brady, LLP	1/25/2010	109,913
3.	Quarles & Brady, LLP	3/30/2010	33,100
4.	CH2MHILL	4/17/2010	12,111
5.	Quarles & Brady, LLP	6/12/2010	245,767
6.	Quarles & Brady, LLP	7/10/2010	585,181
7.	Quarles & Brady, LLP	8/28/2010	29,836
8.	Quarles & Brady, LLP	9/19/2010	17,787
9.	Quarles & Brady, LLP	9/28/2010	80,129
10.	Quarles & Brady, LLP	12/3/2010	63,721
11.	Quarles & Brady, LLP	12/28/2010	19,287

	TOTAL PAYMENTS		$1,371,832